Exhibit 99.1

Cardinal Financial Corporation Fall Presentations 2010

Forward-Looking Statements Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. For an explanation of the risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and other reports filed and furnished to the Securities and Exchange Commission.

Cardinal Financial Corporation Our Philosophy Our Market Our Pillars Our Mindset

Our Operating Philosophy Aggressive on Sales, CONSERVATIVE ON RISK

Financial holding company founded in 1998 Total assets of $2.13 billion at September 30, 2010 Traded on the NASDAQ: CFNL Headquartered in Fairfax County, Virginia Serves the Washington Metropolitan region through its wholly-owned subsidiaries Raised $32 million common equity in May 2009 ($7.75 per share) Company Profile

Management Team Industry Experience Years In Market Bernard Clineburg Chairman & CEO 39 years 39 Chris Bergstrom EVP, CCO/CRO 28 years 21 Alice Frazier EVP, COO 22 years 19 Dennis Griffith EVP, Chief Lending Officer 36 years 36 Kevin Reynolds EVP, Director of Sales 28 years 28 Mark Wendel EVP, CFO 28 years 4

Investment Summary Well-positioned for growth & opportunities Strong management team Franchise value in a premier market Resilient economy & job market Excellent credit quality Diversified loan portfolio Attractive valuation Shareholder focused

Highlights – Year To Date 9/30/10 9/30/09 % Change Net Income $14.4 million $ 6.9 million 108.7% EPS $0.49 $0.26 88.5% Assets $2.13 billion $1.89 billion 12.7% Loans $1.35 billion $1.26 billion 7.1% Deposits $1.40 billion $1.28 billion 9.4%

National Recognition 2010 SM-ALL STARS BAUERFINANCIAL Five- Star Rating

U.S. Unemployment Rate % Source: BLS, Not Seasonally Adjusted Washington Region 9.7 6.3 5.2 Northern Virginia

Cardinal Financial Corporation Our Market

Greater Washington Region Nation’s wealthiest region Median household income of $85,824 Home to 18 Fortune 500 company headquarters 3 Major Airports 60% of the US and Canadian economies within a 2 hour flight from Greater Washington #1 US City and #2 Global City for Real Estate Investment Most highly educated workforce in US 47% of workforce has bachelor’s degree 21% of workforce has advanced degree More than 50 colleges and universities Top 20 venture capital firms have $17 billion under management in region Source: Greater Washington Initiative

2009 Structure of the Greater Washington Economy Sources: GMU Center for Regional Analysis. Greater Washington Initiative Total Federal 33% Fifth largest economy in the US 2009 Gross Regional Product equal to $443 billion Unemployment Rate consistently below national average 2nd largest employer of technology workers in US Largest number of Inc. 500 fastest-growing companies (48) for 13 consecutive years #1 in US in growth of Professional & Business Services jobs 21% of region’s jobs in the professional and business sectors

15 Largest Job Markets Job Change July 09 – July 10 (000s) Washington + 41,800 Source: BLS March 2010 Benchmark, GMU Center for Regional Analysis

Last Bank Standing? Local Target Acquirer Assets (000s) Branches Year Chevy Chase Bank Capital One (Converted 10/2010) $16,022,456 250 2009 Provident M&T (Converted 2009) $6,568,546 63 2009 Wachovia Wells $760,558,000 152 2008 Mercantile / MD PNC $17,007,000 240 2007 James Monroe Bank Mercantile / MD $544,871 6 2006 Community Bank Mercantile / MD $879,919 14 2005 Riggs Bank PNC / PA $5,899,713 48 2005 Southern Financial Provident / MD $1,106,906 28 2004 Sequoia United / WV $523,800 12 2003 First Virginia BB&T / NC $11,227,587 364 2003 F&M / MD Mercantile / MD $2,094,986 49 2003 F&M / VA BB&T / NC $3,568,780 163 2001 Crestar SunTrust / GA $26,161,173 396 1998 Franklin National BB&T / NC $507,079 9 1998 George Mason United / WV $963,293 22 1998 Central Fidelity Wachovia / NC $10,569,656 244 1998 Signet Bank Wachovia / NC $11,852,901 230 1997 Total Consolidation $876,056,666 2,290

Targeted Markets We Serve County Median Household Income 20101 Projected Population Increase 2010-20151 Total Population 20101(Actual) Current Cardinal Branches Fairfax $107,576 7.37% 1,041,236 11 Loudoun $114,367 18.33% 308,819 4 Prince William $86,208 7.32% 387,988 3 Arlington $85,453 8.33% 215,842 3 Alexandria $74,558 7.55% 145,210 1 Montgomery, MD $89,965 3.78% 963,092 1 Washington, DC $51,218 2.78% 600,671 1 Stafford/Fredericksburg $87,121 6.61% 151,172 2 Source: 1SNL Financial

Banking & Mortgage Centers

Our Pillars Product Mix Customer Profile Credit Quality

Quality Annual Growth *From 12/31/04 through 9/30/2010

Second Quarter Year Over Year Asset Growth Comparison Source: SNL Financial – complete listing of peer groups in appendix

Second Quarter Year Over Year Loan Growth Source: SNL Financial – complete listing of peer groups in appendix 10.9% - 1.4% - 3.8% - 6.0% - 4.0% - 2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% CFNL VA/MD/DC Nationwide

Target Loan Portfolio Mix Commercial RE 33% Residential Mortgage / Home Equity / Consumer 34% Gov't Contracting 3% C&I & Owner Occ RE 20% Construction 10% Target Current September  30, 2010 Residential Mortgage / Home Equity/ Consumer 26% Construction 13% C&I and Owner Occ RE 23% Gov't Contracting 3%

Commercial Real Estate Portfolio September 30, 2010 Office, 32% Retail, 15% Multifamily, 6% Warehouse/ Industrial, 9% Residential ADC, 10% Special Purpose, 28% Property Type

Commercial Real Estate Portfolio September 30, 2010 Recreational, 27% School, 14% Other, 24% Hotel/Nursing Home, 7% Church, 14% Funeral Home, 4% Miscellaneous Auto, 10% Special Purpose

Exceptional Credit Quality Allowance for Loan Losses to Loans of 1.66% Less than 2% of the loan portfolio is unsecured ALLL to Non Current Loans 234% at 9/30/10 0.00% 0.25% 0.50% 0.75% 1.00% 2004 2005 2006 2007 2008 2009 3Q 2010 0.02% 0.24% 0.22% 0.49% 0.11% 0.69% Net Charge - offs/Loans Non - current Loans/Loans

Non-Performing Assets + 90PD/Assets Source: SNL Financial – complete listing of peer groups in appendix 0.36% 3.96% 4.41% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 12/31/2007 12/31/2008 12/31/2009 2Q2010 CFNL VA/MD/DC Nationwide

Credit Quality Ranking June 30, 2010 8th Best Out Of 283 Banks Source: SNL Financial – Publicly Traded Banks & Thrifts between $1-$15 billion Bank Location Total Assets (in thousands) NPA's + 90 Days PD/Assets First of Long Island Corporation Glen Head, NY $ 1,598,287 0.15 Arrow Financial Corporation Glen Falls, NY $ 1,846,119 0.24 Prosperity Bancshares, Inc. Houston, TX $ 9,608,822 0.25 Territorial Bancorp Inc. Honolulu, HI $ 1,446,809 0.25 Cass Information Systems, Inc. Bridgeton, MO $ 1,145,168 0.30 ESB Financial Corporation Ellwood City, PA $ 1,947,688 0.30 SVB Financial Group Santa Clara, CA $ 14,903,986 0.34 Cardinal Financial Corporation McLean, VA $ 2,072,667 0.36 Clifton Savings Bancorp, Inc. (MHC) Clifton, NJ $ 1,113,610 0.36 UMB Financial Corporation Kansas City, MO $ 11,062,280 0.40 Community Bank System, Inc. De Witt, NY $ 5,447,802 0.41 State Bancorp, Inc. Jericho, NY $ 1,614,885 0.48 Century Bancorp, Inc. Medford, MA $ 2,419,208 0.50 Dime Community Bancshares, Inc. Brooklyn, NY $ 4,148,295 0.50 Bank of Hawaii Corporation Honolulu, HI $ 12,855,845 0.54

Second Quarter Year Over Year Total Deposits Growth Source: SNL Data – complete listing of peer groups in appendix 8.7% 8.3% 5.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% CFNL VA/MD/DC Nationwide

Historical Deposit Mix 0% 10% 20% 30% 40% 50% 60% 2006 2007 2008 2009 2010 46% 48% 32% 27% 11% 11% 13% 15% CDs MM/Savings NOW DDA

Cardinal is Well Capitalized Average Tang. Equity/Tang. Assets - Banks $1.75-2.4 Billion in assets as of 9/30/10. Source: SNL Financial 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% Tang. Equity/Tang. Assets Leverage Tier 1 Risk - Based Total Risk - Based 8.09% 5% 6% 10% 9.51% 10.76% 12.28% 13.57% Well Capitalized Regulatory Requirements Capital Ratios as of Sept. 30, 2010

Net Interest Margin 2.62% 2.61% 2.84% 2.97% 3.32% 3.40% 3.74% 3.82% 2.50% 2.75% 3.00% 3.25% 3.50% 3.75% 4.00%

Non-Interest Revenue Year to Date - September 30, 2010

Our Mindset Profitability Growth

Profitability Goals 9/30/10 YTD Actual Goal 9/30/09 YTD Actual Net Interest Margin 3.65% 3.50% 2.81% Return on Assets 0.98% 1.00% 0.52% Return on Equity 8.95% 10.00% 5.12% Efficiency Ratio 58.74% < 60% 72.53%

Growth Strategy Capitalize on current market conditions Penetrate our existing markets and further improve our branch positioning Capitalize on continued bank consolidation Expand our lending activities Continue to recruit experienced bankers

Future Branch Expansion

Acquisition Strategy Banking Highly disciplined approach High value institutions Strong local market leadership Non-Banking Focus on complementary product line offerings

Cardinal Financial Corporation: Stock Valuation

Stock Profile – CFNL (NASDAQ) Share Price (10/28/2010) $10.01 52 Week Range $7.90 - $11.56 Shares Outstanding 28.8 million Market Capitalization $288 million Average Daily Volume 97,013 Price (10/28/2010)/ Book (9/30/2010) 1.28x Price (10/28/2010)/ Tangible Book (9/30/2010) 1.43x

VA/MD Bank Holding Companies One Year Stock Price Performance Note: Market data as of 10/28/2010 Source: SNL Financial

Cardinal Financial Corporation Fall Presentations 2010

Virginia/Maryland/DC Peers Banks with Assets between $750m and $4 billion Source: SNL Financial **UBSH excluded due to merger consolidation, skews annual growth numbers Institution Name State Assets Access National Corporation VA 804,838 American National Bankshares Inc. VA 824,217 Burke & Herbert Bank & Trust Company VA 2,151,158 C&F Financial Corporation VA 911,813 Carter Bank & Trust VA 3,610,676 Commonwealth Bankshares, Inc. VA 1,222,145 Community Bankers Trust Corporation VA 1,203,894 Eagle Bancorp, Inc. MD 2,006,146 Eastern Virginia Bankshares, Inc. VA 1,115,410 First Community Bancshares, Inc. VA 2,297,425 First Mariner Bancorp MD 1,333,339 First United Corporation MD 1,775,998 Hampton Roads Bankshares, Inc. VA 2,877,111 Middleburg Financial Corporation VA 1,111,464 Monarch Financial Holdings, Inc. VA 876,169 National Bankshares, Inc. VA 982,447 Old Point Financial Corporation VA 918,717 Sandy Spring Bancorp, Inc. MD 3,606,617 Shore Bancshares, Inc. MD 1,134,503 StellarOne Corporation VA 2,919,570 TowneBank VA 3,732,744 Tri-County Financial Corporation MD 880,532 Valley Financial Corporation VA 781,939 Virginia Commerce Bancorp, Inc. VA 2,846,003

Nationwide Banks Peer Group Assets between $1.75 and $2.25 billion Source: SNL Financial Institution Name State Assets Arrow Financial Corporation NY 1,960,294 BancTrust Financial Group, Inc. AL 2,156,985 BNC Bancorp NC 2,161,991 Burke & Herbert Bank & Trust Company VA 2,151,158 Cadence Financial Corporation MS 1,886,445 Cardinal Financial Corporation VA 2,127,311 Cascade Bancorp OR 1,918,775 CenterState Banks, Inc. FL 2,123,443 Eagle Bancorp, Inc. MD 2,006,146 Farmers Capital Bank Corporation KY 2,023,877 Fidelity Southern Corporation GA 1,879,218 Financial Institutions, Inc. NY 2,249,531 First United Corporation MD 1,775,998 FNB United Corp. NC 2,022,457 Guaranty Bancorp CO 1,933,146 Intervest Bancshares Corporation NY 2,104,098 Mercantile Bank Corporation MI 1,813,383 Metro Bancorp, Inc. PA 2,232,021 NewBridge Bancorp NC 1,862,912 Peoples Bancorp Inc. OH 1,883,689 Porter Bancorp, Inc. KY 1,780,179 QCR Holdings, Inc. IL 1,806,925 S.Y. Bancorp, Inc. KY 1,881,122 Seacoast Banking Corporation of Florida FL 2,014,405 TriCo Bancshares CA 2,229,618 Univest Corporation of Pennsylvania PA 2,114,204 Washington Banking Company WA 1,830,184